Exhibit 10.13

                   SECOND AMENDMENT TO CREDIT AGREEMENT

          SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of March 29, 2000, among GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership ("Holdings"), GRAHAM PACKAGING COMPANY, L.P., a Delaware limited partnership (the "Borrower"), GPC CAPITAL CORP. I, a Delaware corporation (the "Co-Borrower"), the various Lenders party to the Credit Agreement referred to below, BANK OF AMERICA, N.A. (as successor to NationsBank, N.A.), as documentation agent (in such capacity, the "Documentation Agent"), BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "Administrative Agent"), as syndication agent (in such capacity, the "Syndication Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, together with the Documentation Agent, the Administrative Agent and the Syndication Agent, the "Agents") for the Lenders, and BANKERS TRUST COMPANY, as fronting bank (in such capacity, the "Fronting Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:

          WHEREAS, Holdings, the Borrower, the Co-Borrower, the Lenders, the Agents and the Fronting Bank are parties to a Credit Agreement, dated as of February 2, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   Amendments to Credit Agreement.

          1. The fifth paragraph of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting in lieu thereof the following new sentence: "The proceeds of the Growth Capital Revolving Loans shall be utilized by the Borrower and its Subsidiaries to make Capital Expenditures, acquisitions and investments (including to finance working capital requirements associated with such Capital Expenditures, acquisitions and investments), in each case as provided herein; provided that in no event shall any proceeds of the Growth Capital Revolving Loans be utilized (directly or indirectly) to repay or prepay any Revolving Loans or Swingline Loans."

          2. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of "Blocked Commitment", "Capital Call Agreement" and "Designated Capital Contributions" appearing therein and inserting the following new definitions in the appropriate alphabetical order:

          "Blocked Commitment" shall mean $100,000,000; provided that (x) at all times on and after the Second Amendment Effective Date and prior to the CCA Payment Date, the Blocked Commitment shall be $50,000,000 and (y) at all times on and after the CCA Payment Date, the Blocked Commitment shall be $0, provided, that, with respect to each of preceding clauses (x) and (y), (A) at all times on and after the occurrence of a Category I Capital Call Event (as defined in the Capital Call Agreement), the Blocked Commitment shall be equal to the aggregate amount of the unused Growth Capital Commitments of the Lenders as in effect immediately prior to the occurrence of such Category I Capital Call Event and (B) at all times on and after the last day of the fiscal quarter of the Borrower ending closest to June 30, 2001, during any period after the occurrence of a Category III Capital Call Event (as defined in the Capital Call Agreement) and prior to the payment and application of Category III Capital Call Amounts (as defined in the Capital Call Agreement) with respect to such Category III Capital Call Event in accordance with the provisions of Sections 2 and 3 of the Capital Call Agreement, the Blocked Commitment shall be equal to the aggregate amount of the unused Growth Capital Commitments of the Lenders as in effect immediately prior to the occurrence of such Category III Capital Call Event.

          "Capital Call Agreement" shall mean the Capital Call Agreement, substantially in the form of Exhibit K, among Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Investor LP, Holdings, the Borrower, the Administrative Agent and the Collateral Agent (as same may be amended, modified or supplemented from time to time).

          "CCA Payment Date" shall mean the first date on which the matters described in succeeding clauses (i) and (ii) shall have occurred: (i) the financial statements required by Section 5.04 with respect to the fiscal quarter of the Borrower ending closest to September 30, 2000 (together with a certificate of an accounting firm or Financial Officer of the Borrower certifying as to (x) any and all net cash proceeds received by Holdings (which are, in turn, contributed by Holdings to the common equity of the Borrower) after the last day of such fiscal quarter and on or prior to October 31, 2000 from the issuance and sale of common equity of Holdings through one or more registered public offerings thereof and (y) calculations of the Net Leverage Ratio with respect to the last day of such fiscal quarter, which calculations shall be determined in accordance with the Credit Agreement on the basis of (A) Total Net Debt as of such last day and (B) EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such last day; provided that, for purposes of this definition, Total Net Debt shall be reduced by the amount of any and all net cash proceeds received by Holdings from the issuance and sale of its common equity through one or more registered public offerings thereof so long as such net cash proceeds are actually received by Holdings after the last day of the fiscal quarter of the Borrower ending closest to September 30, 2000 and on or prior to October 31, 2000 and such net cash proceeds are in fact contributed by

Holdings to the common equity of the Borrower on or prior to October 31,
2000) shall have been delivered to the Administrative Agent and (ii) the financial statements and certificate referred to in preceding clause (i) shall have established that no Category II-A Capital Call Event (as defined in the Capital Call Agreement) has occurred or, if a Category II-A Capital Call Event has occurred, the Category II Capital Call Amounts (as defined in the Capital Call Agreement) required to be applied as a result thereof pursuant to the Capital Call Agreement shall have actually been paid and applied in accordance with the requirements thereof.

          "Designated Capital Contributions" shall mean any common equity contributions made by the Designated Investor LP Investors to the Investor LP (which equity contributions are, in turn, contributed by Investor LP to the equity of Holdings, which, in turn, contributes such amounts to the Borrower) so long as all proceeds thereof are used by the Borrower to make Capital Expenditures pursuant to Section 6.10(c)(i) and/or acquisitions and investments pursuant to Sections 6.04(j), (k), (l) and (n); provided that no Designated Capital Contribution may be used to repay (temporarily or permanently) any Indebtedness of Holdings, the Borrower or any of their respective Subsidiaries, whether pursuant to this Agreement or otherwise (and, if so used, the respective equity contribution shall not constitute a Designated Capital Contribution). For avoidance of doubt, it is understood and agreed that in no event shall (w) any amounts contributed pursuant to the exercise of Cure Rights pursuant to Section 7.02, (x) any amounts constituting Capital Call Contributions, (y) any amounts constituting Special Capital Contributions or (z) any amounts received from the issuance and sale of common equity of Holdings through one or more registered public offerings thereof, be deemed to constitute (in whole or in part) Designated Capital Contributions.

          "First Amendment to Capital Call Agreement" shall mean the First Amendment to Capital Call Agreement, substantially in the form of Exhibit A to the Second Amendment to Credit Agreement, among Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Investor LP, Holdings, the Borrower, the Administrative Agent and the Collateral Agent.

          "Second Amendment" shall mean the Second Amendment, dated as of March 29, 2000, to this Agreement.

          "Second Amendment Effective Date" shall mean the date the Second Amendment becomes effective in accordance with its terms.

          "Special Capital Contributions" shall mean any cash common equity contributions made by the Designated Investor LP Investors to the Investor LP (which cash equity contributions are, in turn, contributed by Investor LP to the equity of Holdings, which, in turn, contributes such cash amounts to the

Borrower) so long as (x) the respective Designated Investor LP Investor shall have elected in writing delivered to the Administrative Agent prior to the making of the respective cash common equity contribution to designate same as "Special Capital Contributions" for all purposes under this Agreement and the other Loan Documents and (y) all proceeds of the respective cash common equity contribution are immediately used by the Borrower to prepay outstanding principal of Term Loans (in which case, such prepayments shall be made pursuant to Section 2.12(c) (and in accordance with paragraphs (b) and (d) of Section 2.11 of the Credit Agreement)), Swingline Loans, Revolving Credit Borrowings and/or Growth Capital Borrowings. For avoidance of doubt, it is understood and agreed that in no event shall (x) any amounts contributed pursuant to the exercise of Cure Rights pursuant to Section 7.02,
(y) any amounts constituting Capital Call Contributions or (z) any amounts received from the issuance and sale of common equity of Holdings through one or more registered public offerings thereof, be deemed to constitute (in whole or in part) Special Capital Contributions.

          3. The definition of "Net Proceeds" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting in its entirety the sub-clause (ii) appearing in the parenthetical set forth in clause (c) of such definition and inserting in lieu thereof the following new sub-clause
(ii): "(ii) the proceeds of Designated Capital Contributions, Special Capital Contributions and Capital Call Contributions,".

          4. The definition of "Permitted Business Acquisition Amount" appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the second reference to "(x)" appearing therein and (ii) deleting the phrase "(so long as the amount of proceeds of Growth Capital Revolving Loans so applied does not exceed the amount of proceeds of Designated Capital Contributions used at such time pursuant to this clause (y))" appearing therein.

          5. The definition of "Total Net Debt" appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting, immediately at the end thereof, the following new proviso: "; provided, further, that in determining the aggregate amount of cash and cash equivalents in excess of $5,000,000 as provided above, such determination shall be made without giving effect to any cash or cash equivalents constituting (in whole or in part) Designated Capital Contributions or proceeds thereof".

          6. Section 3.13 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 3.13:

     "The Borrower will use the proceeds of the Loans and will request the issuance of Letters of Credit only for the purposes specified in the preamble to this Agreement; provided that Growth Capital Revolving Loans initially incurred to finance Capital Expenditures, acquisitions and investments (or related working capital) as provided in the preamble to this Agreement may, to the extent the principal amount thereof is subsequently repaid, be reborrowed (subject to the terms and conditions of this Agreement) by the Borrower for its and its Subsidiaries' general corporate purposes; provided, however, in no event shall any proceeds of the Growth Capital Revolving Loans be utilized (directly or indirectly) to repay or prepay any Revolving Loans or Swingline Loans. The Co-Borrower shall not use the proceeds of the Loans or Letters of Credit."

          7. Section 4.01 of the Credit Agreement is hereby amended by inserting, immediately after clause (d) thereof, the following new clause
(e):

          "(e) In the event of any Borrowings of Revolving Loans or Swingline Loans or any issuance or renewal of a Letter of Credit, no Category I Capital Call Event (as defined in the Capital Call Agreement) shall have theretofore occurred or, if any such Category I Capital Call Event shall have theretofore occurred, all payments that have been, or will be, required to be made under the Capital Call Agreement as a result thereof (whether or not the time periods after which such payments are required to be made under the Capital Call Agreement shall have elapsed) shall have been actually made by, or on behalf of, each of the Designated Capital Call Investors and applied in the manner set forth in the Capital Call Agreement (it being expressly understood and agreed that, so long as the aggregate amount of payments made by, or on behalf of, the Designated Capital Call Investors and applied in the manner set forth in the Capital Call Agreement meets the foregoing requirements, the provisions of this Section 4.01(e) shall be satisfied, notwithstanding the fact that one or more Designated Capital Call Investors actually made the payments on behalf of one or more of the other Designated Capital Call Investors)."

          8. Section 6.04 of the Credit Agreement is hereby amended by deleting clauses (j), (k), (m) and (n) thereof and inserting in lieu thereof the following new clauses (j), (k), (m) and (n), respectively:

          "(j) other investments by the Borrower and its Subsidiaries in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed $20,000,000 (plus any returns of capital actually received by the respective investor in respect of investments theretofore made by it pursuant to this clause (j)); provided that at any time additional investments may be made pursuant to this clause (j) at the election of the Borrower, which additional investments pursuant to this proviso shall only be permitted to the extent that the Borrower so elects (x) to apply an amount not to exceed the Available Investment Basket Amount at such time to the making of the respective investment pursuant to this clause (j) and/or (y) to make additional investments pursuant to this clause (j) with the proceeds of Designated Capital Contributions;"

          "(k) investments by the Borrower and its Subsidiaries in Foreign Subsidiaries of the Borrower in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed $50,000,000 (plus any returns of capital actually received by the respective investor in respect of investments theretofore made by it pursuant to this clause (k)); provided that at any time additional investments may be made pursuant to this clause (k) at the election of the Borrower, which additional investments pursuant to this proviso shall only be permitted to the extent that the Borrower so elects (x) to apply an amount not to exceed the Available Investment Basket Amount at such time to the making of the respective investment pursuant to this clause (k) and/or (y) to make additional investments pursuant to this clause (k) with the proceeds of Designated Capital Contributions;"

          "(m) Holdings shall be permitted to contribute the proceeds of Designated Capital Contributions, Special Capital Contributions and Capital Call Contributions to the Borrower;" and

          "(n) investments by the Borrower and its Subsidiaries in Joint Ventures, so long as the aggregate amount so invested pursuant to this clause (n) (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) does not exceed $10,000,000 (plus any returns of capital actually received by the respective investor in respect of investments theretofore made by it pursuant to this clause (n)); provided that at any time additional investments may be made pursuant to this clause (n) at the election of the Borrower, which additional investments pursuant to this proviso shall only be permitted to the extent that the Borrower so elects (x) to apply an amount not to exceed the Available Investment Basket Amount at such time to the making of the respective investment pursuant to this clause (n) and/or (y) to make additional investments pursuant to this clause (n) with the proceeds of Designated Capital Contributions;".

          9. Section 6.10 of the Credit Agreement is hereby amended by deleting clauses (a), (b) and (c) thereof and inserting in lieu thereof the following new clauses (a), (b) and (c), respectively:

          "(a) During any fiscal year ending closest to December 31, 2000 or thereafter, the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed the amount set forth opposite such fiscal year below (provided that the amounts for any such fiscal year shall be reduced by any amounts used to make Permitted Business Acquisitions in such fiscal year pursuant to clause (x) of the proviso to the definition of Permitted Business Acquisition Amount):

      Fiscal Year Ending Closest to              Amount

        December 31, 2000                     $225,000,000

        December 31, 2001                      175,000,000

        December 31, 2002                     $200,000,000

        December 31, 2003 and
        thereafter                            $225,000,000";


          "(b)  Notwithstanding anything to the contrary contained in clause
     (a) above, to the extent that the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year of the Borrower ending closest to December 31, 2000 or thereafter pursuant to Section 6.10(a) is less than the amount set forth for such fiscal year, the amount of such difference may be carried forward and used to make Capital Expenditures in succeeding fiscal years, provided that in any fiscal year, the amount permitted to be applied to make Capital Expenditures pursuant to this clause (b) shall in no event exceed an amount equal to 50% of the amount set forth in Section 6.10(a) for such fiscal year."; and

          "(c) In addition to the Capital Expenditures permitted pursuant to preceding clauses (a) and (b), the Borrower and its Subsidiaries may make additional Capital Expenditures as follows: (i) Capital Expenditures made with the proceeds of Designated Capital Contributions,
     (ii) Capital Expenditures may be made at any time in an amount not to exceed the Cumulative Retained Excess Cash Flow Amount at such time and
     (iii) Capital Expenditures may be made at any time in an amount not to exceed the Cumulative Retained Net Proceeds Amount at such time."

          10. Schedule A to the Credit Agreement is hereby amended by deleting Level 1 to the pricing grid set forth therein and inserting in lieu thereof the following new Level 1:

                                                           ABR Margin
                     LIBOR                      LIBOR      for
                     Margin for                 Margin     Revolving                    ABR
                     Revolving                  for        Loans,                       Margin
                     Loans,                     Tranche    Growth                       for
                     Growth       LIBOR         C Term     Capital                      Tranche C
                     Capital      Margin        Loans      Revolving                    Term
                     Revolving    for           and        Loans         ABR            Loans and
          Net        Loans and    Tranche       Tranche    and           Margin for     Tranche D
          Leverage   Tranche A    B Term        D Term     Tranche A     Tranche B      Term           Commitment
"Level    Ratio      Term Loans   Loans         Loans      Term Loans    Term Loans     Loans          Fee
------    --------   ----------   ----------    -------    ----------    ----------     ----------     ----------

1         Greater    2.50%        3.00%         3.25%      1.50%         2.00%          2.25 %         0.50%"
          than
          5.5
          to 1.00


; it being understood and agreed, for avoidance of doubt, that (x) for purposes of all calculations under the Loan Documents for any period occurring prior to the Second Amendment Effective Date (as defined below) with respect to which reference is made (directly or indirectly) to Level 1, such reference shall be made to Level 1 without giving effect to the amendment set forth above in the preceding provisions of this Section 10 of
Part I and (y) for purposes of all calculations under the Loan Documents for any period occurring on or after the Second Amendment Effective Date with respect to which reference is made (directly or indirectly) to Level 1, such reference shall be made to Level 1 after giving effect to the amendment set forth above in the preceding provisions of this Section 10 of Part I.

II.  Miscellaneous.

          1. In order to induce the Lenders to enter into this Second Amendment, each of Holdings and the Borrower hereby represents and warrants to each of the Lenders that (i) all representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date and after giving effect to this Second Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date after giving effect to this Second Amendment. Furthermore, for avoidance of doubt, the Borrower hereby acknowledges and confirms its due execution and delivery of all Loan Documents (each Loan Document as amended, modified or supplemented through and including the date hereof), including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

          2. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

          3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

          4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          5. Each Lender party hereto authorizes and directs the Administrative Agent and the Collateral Agent to execute and deliver counterparts of the First Amendment to Capital Call Agreement.

          6. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") when:

          (a) Each Loan Party (including, without limitation, Holdings, the Borrower, the Co-Borrower and each Subsidiary Guarantor) and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by usage of facsimile transmission) same to the Administrative Agent at its office located at 130 Liberty Street, New York, New York;

          (b) Each of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Investor LP, Holdings and the Borrower shall have signed a counterpart of the First Amendment to Capital Call Agreement (whether the same or different counterparts) and shall have delivered (including by usage of facsimile transmission) same to the Administrative Agent at its office located at 130 Liberty Street, New York, New York, and the Capital Call Agreement (as amended by the First Amendment to Capital Call Agreement) shall be in full force and effect on such date and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent, if any, to be filed, registered or recorded in order to create, maintain, effect, perfect, preserve, maintain and protect in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and lien on the Collateral described in such agreement shall have been delivered to the Collateral Agent;

          (c) The Administrative Agent shall have received, on behalf of itself, the Syndication Agent, the Documentation Agent, the Collateral Agent, the Lenders and the Fronting Bank, a favorable written opinion, in form and substance satisfactory to the Administrative Agent, of special New York counsel and special Cayman Islands counsel for the various Loan Parties and the other parties (other than the Administrative Agent and the Collateral Agent) to the First Amendment to Capital Call Agreement (each of which counsel shall be reasonably satisfactory to the Administrative Agent), in each case (i) dated the Second Amendment Effective Date, (ii) addressed to the Fronting Bank, the Administrative Agent, the Syndication Agent, the Collateral Agent, the Documentation Agent and the Lenders and (iii) covering such matters incident to this Second Amendment, the First Amendment to Capital Call Agreement and the transactions contemplated herein and therein as the Administrative Agent and the Required Lenders may reasonably request;

          (d) All corporate and legal matters incident to this Second Amendment, the First Amendment to Capital Call Agreement and the other Loan Documents shall be reasonably satisfactory to the Administrative Agent and the Required Lenders;

          (e) With respect to the Loan Parties, the Administrative Agent shall have received each of the following items: (i) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Second Amendment Effective Date and certifying (x) that there are no changes, or providing the text of any changes, to the certificate of incorporation and by-laws (or equivalent organizational documents) of such Loan Party previously delivered to the Administrative Agent, (y) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or, its managing general partner or managing member) authorizing the execution, delivery and performance of this Second Amendment (and the First Amendment to Capital Call Agreement, in the case of Holdings and the Borrower) and the consummation of the transactions contemplated hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (z) as to the incumbency and specimen signature of each officer executing this Second Amendment (and the First Amendment to Capital Call Agreement, in the case of Holdings and the Borrower) on behalf of such Loan Party, (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to preceding clause (i), (iii) in the case of Holdings and the Borrower, a certificate as to the good standing of such person as of a recent date from the Secretary of State of the Commonwealth of Pennsylvania or the State of Delaware, as the case may be, and (iv) such other documents as the Administrative Agent and the Required Lenders may reasonably request, and all of the foregoing shall be reasonably acceptable to the Administrative Agent in its reasonable discretion;

          (f) With respect to each of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership and Investor LP, each of the following items shall have been made available (and be satisfactory) to the Administrative Agent: (i) a true and complete copy of the certificate or articles of incorporation, partnership agreement or other constituent documents, including all amendments thereto, of such person, (x) in the case of a corporation, certified as of a recent date by the Secretary of State of the state of its organization, or (y) in the case of a partnership, certified by an authorized person of such person and (ii) a true and complete copy of the by-laws (or partnership agreement or other equivalent governing documents) of such person as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in succeeding clause (g); and

          (g) With respect to each of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership and Investor LP, the Administrative Agent shall have received each of the following items:
(i) a certificate of an authorized person of such person dated the Second Amendment Effective Date and certifying (x) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such person (or, its managing general partner or managing member) authorizing the execution, delivery and performance of the Capital Call Agreement to which such person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (y) that the certificate or articles of incorporation, partnership agreement or other constituent documents and by-laws of such person made available pursuant to clause (f) above have not been amended since the date of the last amendment thereto disclosed and (z) as to the incumbency and specimen signature of each person executing the Capital Call Agreement or any other document delivered in connection herewith on behalf of such person, (ii) a certificate of another authorized person as to the incumbency and specimen signature of the authorized person executing the certificate pursuant to (i) above, (iii) a certificate as to the good standing of such person as of a recent date from the applicable Governmental Authority and (iv) such other documents as the Administrative Agent and the Required Lenders may reasonably request, and all of the foregoing shall be reasonably acceptable to the Administrative Agent in its reasonable discretion.

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in this Section 6 of Part II have not been met to its satisfaction, upon the satisfaction of the conditions described in clauses (a) and (b) above and upon the Administrative Agent's good faith determination that the conditions described in clauses (c) through (g), inclusive, above have been met, then the Second Amendment Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met

(although the occurrence of the Second Amendment Effective Date shall not release Holdings, the Borrower, any other Loan Party or any other relevant person from any liability for failure to satisfy one or more of the applicable conditions contained in this Section 6 of Part II). The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Second Amendment Effective Date.

          7. Promptly following any request from the Administrative Agent (and in any event within 60 days after receiving any such request), Holdings, the Borrower, the Co-Borrower and the other Loan Parties shall take such action or actions as may be reasonably requested by the Administrative Agent to protect and preserve any security interests created, or intended to be created, pursuant to the various Security Documents (including without limitation the Capital Call Agreement, as amended by the First Amendment to Capital Call Agreement). It is understood and agreed by the parties hereto that the provisions of this Section 7 of Part II shall constitute a covenant and agreement for purposes of the Credit Agreement.

          8. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

          9. To induce the Lenders (including Bankers Trust Company, in its capacity as a Lender) to execute and deliver this Second Amendment, the Borrower hereby agrees to pay to each Lender (including Bankers Trust Company, in its capacity as a Lender) which executes and delivers to the Administrative Agent one or more signed counterparts of this Second Amendment by 5:00 p.m., New York City time, on the later to occur of (x) March 29, 2000 and (y) the Second Amendment Effective Date, a non-refundable fee in an amount equal to 12 1/2 basis points (0.125%) multiplied by an amount equal to the sum of the aggregate principal amount of outstanding Term Loans (if any) of such Lender plus the Revolving Credit Commitment (if any) and the Growth Capital Commitment (if any) of such Lender, in each case on such date. All fees payable as described in the immediately preceding sentence shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid to the Administrative Agent on, or within one Business Day after, the Second Amendment Effective Date, with the Administrative Agent to distribute such fees to the various Lenders as described above; it being understood and agreed, however, that notwithstanding anything to the contrary set forth above, such fees shall not be payable if the Second Amendment Effective Date does not occur.

                                   *   *   *

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                               GRAHAM PACKAGING HOLDINGS
                               COMPANY

                               By:  BCP/Graham Holdings L.L.C., its
                                    general partner

                               By:/s/John E. Hamilton
                                  Name:   John E. Hamilton
                                  Title:  Vice President & Administration


                               GRAHAM PACKAGING COMPANY, L.P.

                               By:  GPC Opco GP LLC, its general partner


                               By:/s/John E. Hamilton
                                  Name:   John E. Hamilton
                                  Title:  Chief Financial Officer,
                                          Treasurer & Secretary

                               GPC CAPITAL CORP. I

                               By:/s/John E. Hamilton
                                  Name:   John E. Hamilton
                                  Title:  Vice President, Secretary &
                                          Assistant Treasurer

                                BANKERS TRUST COMPANY,
                                  Individually, as Administrative Agent,
                                  as Syndication Agent and as Fronting
                                  Bank

                                By:/s/Gregory Shefrin
                                   Name:  Gregory Shefrin
                                   Title: Principal


                                BANK OF AMERICA, N.A.
                                (as successor to NationsBank, N.A.)
                                Individually and as Documentation Agent


                                By:/s/Joseph L. Corah
                                   Name:   Joseph L. Corah
                                   Title:  Principal


                                ARCHIMEDES FUNDING, L.L.C.

                                By:  ING Capital Advisors LLC,
                                     as Collateral Manager


                                By:/s/Michael J. Campbell
                                   Name:   Michael J. Campbell
                                   Title:  Managing Director


                                ARCHIMEDES FUNDING II, LTD.

                                By:  ING Capital Advisors LLC,
                                     as Collateral Manager


                                By:/s/Michael J. Campbell
                                   Name:   Michael J. Campbell
                                   Title:  Managing Director


                                 ARCHIMEDES FUNDING III, LTD.

                                 By:  ING Capital Advisors LLC,
                                      as Collateral Manager


                                 By:/s/Michael J. Campbell
                                    Name:   Michael J. Campbell
                                    Title:  Managing Director


                                 ARES LEVERAGED INVESTMENT FUND II, L.P.

                                 By:  Ares Management II, L.P.
                                      as Investment General Partner


                                 By:/s/David A. Sachs
                                    Name:   David A. Sachs
                                    Title:  V.P.


                               ARES III CLO Ltd.

                                By:  Ares CLO Management LLC


                                By:/s/David A. Sachs
                                   Name:   David A. Sachs
                                   Title:  V.P.

                                AVALON CAPITAL LTD.

                                By:  Invesco Senior Secured Management Inc.
                                     as Portfolio Advisor


                                By:/s/Joseph Rotondo
                                   Name:   Joseph Rotondo
                                   Title:  Authorized Signatory


                                THE BANK OF NOVA SCOTIA


                                By:/s/Todd S. Meller
                                   Name:   Todd S. Meller
                                   Title:  Managing Director


                               BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                               By:/s/Nicholas J. Campbell, Jr.
                                  Name:   Nicholas J. Campbell, Jr.
                                  Title:  Vice President


                               BATTERSON PARK CBO I

                               By:  General Re-New England Asset
                                    Management, Inc., as Collateral Manager


                               By:/s/Theodore M. Haag
                                  Name:   Theodore M. Haag
                                  Title:  V.P.


                                 THE CHASE MANHATTAN BANK


                                 By:/s/Stacey Haimes
                                    Name:
                                    Title:


                               CONTINENTAL ASSURANCE COMPANY
                               SEPARATE ACCOUNT (E)

                               By:  TCW Asset Management Company as
                                    Attorney-in-Fact


                               By:/s/Jonathan I. Berg
                                  Name:   Jonathan I. Berg
                                  Title:  Assistant Vice President

                               By:/s/Jonathan R. Insull
                                  Name:   Jonathan R. Insull
                                  Title:  Vice President


                               CREDIT LYONNAIS, NEW YORK BRANCH


                               By:/s/Anne Le Gouluen
                                  Name:   Anne Le Gouluen
                                  Title:  SVP

                                CYPRESSTREE INVESTMENT MANAGEMENT
                                COMPANY, INC.

                                As:  Attorney-in-Fact and on Behalf of
                                     First Allmerica Financial Life
                                     Insurance Company as Portfolio Manager

                               By:/s/Timothy M. Barns
                                  Name:   Timothy M. Barns
                                  Title:  Managing Director


                                 CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                                 By:  CypressTree Investment Management
                                      Company, Inc. as Portfolio Manager


                                      By:/s/Timothy M. Barns
                                         Name:   Timothy M. Barns
                                         Title:  Managing Director


                                CYPRESSTREE SENIOR FLOATING RATE FUND

                                By:  CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager


                                By:/s/Timothy M. Barns
                                   Name:   Timothy M. Barns
                                   Title:  Managing Director


                                 DELANO COMPANY
                                 By:  Pacific Investment Management Co.,
                                      as its Investment Advisor

                                 By:  PIMCO Management Inc.,
                                      a general partner


                                 By:/s/Bradley W. Paulson
                                    Name:   Bradley W. Paulson
                                    Title:  Senior Vice President


                                EATON VANCE INSTITUTIONAL SENIOR LOAN

                                By:  Eaton Vance Management, as
                                     Investment Advisor


                                By:/s/Scott H. Page
                                   Name:   Scott H. Page
                                   Title:  Vice President


                                 EATON VANCE SENIOR INCOME TRUST

                                 By:  Eaton Vance Management,
                                      as Investment Advisor

                                 By:/s/Scott H. Page
                                    Name:   Scott H. Page
                                    Title:  Vice President

                                ELF FUNDING TRUST I

                                By:  Highland Capital Management L.P.,
                                     As Collateral Manager


                                By:/s/Mark K. Okada CFA
                                   Name:   Mark K. Okada CFA
                                   Title:  Executive Vice President
                                           Highland Capital Management L.P.


                                ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN


                                By:/s/Anca Trifan
                                   Name:   Anca Trifan
                                   Title:  Vice President


                                By:/s/John S. Runnion
                                   Name:   John S. Runnion
                                   Title:  First vice President


                                 FIRST DOMINION FUNDING II


                                 By:/s/David H. Lerner
                                    Name:   David H. Lerner
                                    Title:  Authorized Signatory


                                FIRSTUNION NATIONAL BANK


                                By:/s/Joan Anderson
                                   Name:   Joan Anderson
                                   Title:  VP


                                FIRSTRUST BANK


                                By:/s/Kent Nelson
                                   Name:   Kent Nelson
                                   Title:  VP


                                FLOATING RATE PORTFOLIO

                                By:  INVESCO Senior Secured Management,
                                     Inc., as attorney in fact


                                By:/s/Joseph Rotondo
                                   Name:   Joseph Rotondo
                                   Title:  Authorized Signatory


                               FRANKLIN FLOATING RATE TRUST


                               By:/s/Chauncey Lufkin
                                  Name:   Chauncey Lufkin
                                  Title:  Vice President

                                 GLENEAGLES TRADING


                                 By:/s/Kelly C. Walker
                                    Name:   Kelly C. Walker
                                    Title:  Vice President


                                GOLDMAN SACHS CREDIT PARTNERS L.P.


                                By:/s/Stephen B. King
                                   Name:   Stephen B. King
                                   Title:  Authorized Signatory


                              IBJ WHITEHALL BANK & TRUST COMPANY


                              By:/s/Charles B. Fears
                                 Name:   Charles B. Fears
                                 Title:  Director


                                INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                By:  Indosuez Capital as Portfolio Advisor


                                By:/s/Melissa Marano
                                   Name:   Melissa Marano
                                   Title:  Vice President



                                INDOSUEZ CAPITAL FUNDING IV, L.P.

                                By:  Indosuez Capital as Portfolio Advisor


                                By:/s/Melissa Marano
                                   Name:   Melissa Marano
                                   Title:  Vice President


                                KZH CRESCENT-2 LLC


                                By:/s/Peter Chin
                                   Name:   Peter Chin
                                   Title:  Authorized Agent


                               KZH CYPRESSTREE-1 LLC


                               By:/s/Peter Chin
                                  Name:   Peter Chin
                                  Title:  Authorized Agent


                                KZH ING-2 LLC


                                By:/s/Peter Chin
                                   Name:   Peter Chin
                                   Title:  Authorized Agent

                                KZH PONDVIEW LLC


                                By:/s/Peter Chin
                                   Name:   Peter Chin
                                   Title:  Authorized Agent


                                 KZH SOLEIL LLC


                                 By:/s/Peter Chin
                                    Name:   Peter Chin
                                    Title:  Authorized Agent


                                KZH SOLEIL-2 LLC

                                By:/s/Peter Chin
                                   Name:   Peter Chin
                                   Title:  Authorized Agent


                                   MASSMUTUAL CORPORATE VALUE
                                   PARTNERS LIMITED

                                   By:  MASSMUTUAL  MUTUAL LIFE INSURANCE
                                        COMPANY, as Investment Manager

                                   By:/s/Steven J. Katz
                                      Name:   Steven J. Katz
                                      Title:  Second Vice President and
                                              Associate General Counsel

                                 MASSMUTUAL/DARBY CBO LLC

                                 By:  MASSMUTUAL/DARBY CBO IM INC.,
                                      as Investment Manager

                                 By:/s/Clifford M. Noreen
                                    Name:   Clifford M. Noreen
                                    Title:  Vice Pres.


                                 MASSMUTUAL HIGH YIELD PARTNERS LLC


                                 By:/s/Clifford M. Noreen
                                    Name:   Clifford M. Noreen
                                    Title:  Vice President
                                            HYP Management, Inc.
                                            as Managing Member


                                 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                 By:/s/Steven J. Katz
                                    Name:   Steven J. Katz
                                    Title:  Second vice President and
                                            Associate General Counsel

                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                 INCOME STRATEGIES PORTFOLIO

                                 By:  Merrill Lynch Asset Management, L.P.,
                                      as Investment Advisor


                                 By:/s/Andrew C. Liggio
                                    Name:   Andrew C. Liggio
                                    Title:  Authorized Signatory

                                 MERRILL LYNCH PRIME RATE PORTFOLIO

                                 By:  Merrill Lynch Asset Management, L.P.
                                      as Investment Manager


                                 By:/s/Andrew C. Liggio
                                    Name:   Andrew C. Liggio
                                    Title:  Authorized Signatory


                                MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.


                                By:/s/Andrew C. Liggio
                                   Name:   Andrew C. Liggio
                                   Title:  Authorized  Signatory


                                  THE MITSUBIUSHI TRUST AND
                                  BANKING CORPORATION

                                  By:/s/Beatrice E. Kossodo
                                     Name:   Beatrice E. Kossodo
                                     Title:  Senior Vice President


                                NATEXIS BANQUE BFCE

                                By:/s/Jean Richard
                                   Name:   Jean Richard
                                   Title:  General Manager

                                By:/s/William C. Maier
                                   Name:   William C. Maier
                                   Title:  Senior Vice President


                                NATIONAL CITY BANK, CLEVELAND


                                By:/s/Julie Sabroff
                                   Name:   Julie Sabroff
                                   Title:  Vice President


                                NORTH AMERICAN SENIOR FLOATING RATE FUND

                                By:  CypressTree Investment Management
                                     Company, Inc. as Portfolio Manager

                                By:/s/Timothy M. Barns
                                   Name:   Timothy M. Barns
                                   Title:  Managing Director


                                OAK HILLS SECURITIES FUND, L.P.

                                By:  Oak Hill Securities GenPar, L.P. its
                                     General Partner

                                By:  Oak Hill Securities MGP, Inc., its
                                     General Partner


                                By:/s/Scott D. Krase
                                   Name:   Scott D. Krase
                                   Title:  Vice President

                                OAK MOUNTAIN LIMITED, as Assignee

                                By:  Alliance Capital Management L.P.
                                     as Investment Manager

                                By: Alliance Capital Management Corporation, as General Partner

                                By:/s/Sverker Johansson
                                   Name:   Sverker Johansson
                                   Title:  Vice President


                                OCTAGON INVESTMENT PARTNERS II, LLC

                                By:  Octagon Credit Investors, LLC
                                     as sub-investment manager


                                By:/s/Michael B. Nechamkin
                                   Name:   Michael B. Nechamkin
                                   Title:  Portfolio Manager


                                OCTAGON INVESTMENT PARTNERS III, LTD.


                                By:/s/Michael B. Nechamkin
                                   Name:   Michael B. Nechamkin
                                   Title:  Portfolio Manager


                                OXFORD STRATEGIC INCOME FUND

                                By:  Eaton Vance Management as
                                     Investment Advisor


                                By:/s/Scott H. Page
                                   Name:   Scott H. Page
                                   Title:  Vice President


                                PARIBAS

                                By:/s/Duane Helkowski
                                   Name:   Duane Helkowski
                                   Title:  Vice President


                                By:/s/Adam Salti
                                   Name:   Adam Salti
                                   Title:  Associate


                                PRESIDENTIAL LIFE INSURANCE COMPANY


                                By:/s/Stanley Rubin
                                   Name:   Stanley Rubin
                                   Title:  Chief Inv. Officer/Sr V.P.


                                MORGAN STANLEY DEAN WITTER
                                PRIME INCOME TRUST


                                By:/s/Peter Gewirtz
                                   Name:   Peter Gewirtz
                                   Title:  Vice President

                                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                 By:/s/B. Ross Smead
                                    Name:   B. Ross Smead
                                    Title:  Vice President


                               SENIOR DEBT PORTFOLIO

                               By:  Boston Management & Research,
                                    as Investment Advisor

                               By:/s/Scott H. Page
                                  Name:   Scott H. Page
                                  Title:  Vice President


                              SEQUILS-ING I (HBDGM), LTD.

                              By:  ING Capital Advisors LLC, as
                                   Collateral Manager

                              By:/s/Michael J. Campbell
                                 Name:   Michael J. Campbell
                                 Title:  Managing Director


                                SEQUILS I, LTD.

                                By:  TCW Advisors, Inc. as its
                                     Collateral Manager


                                By:/s/Jonathan I. Berg
                                   Name:   Jonathan I. Berg
                                   Title:  Assistant Vice President

                                By:/s/Jonathan R. Insull
                                   Name:   Jonathn R. Insull
                                   Title:  Vice President


                                SIMSBURY CLO, LIMITED

                                By: Massachusetts Mutual Life Insurance Co., as Collateral Manager


                                By:/s/Steven J. Katz
                                   Name:   Steven J. Katz
                                   Title:  Second Vice President and
                                           Associate General Counsel


                                SOMERS CDO, LIMITED

                                By:  Massachusetts Mutual Life Insurance
                                     Company, as Collateral Manager


                                By:/s/Steven J. Katz
                                   Name:   Steven J. Katz
                                   Title:  Second Vice President and
                                           Associate General Counsel


                                SOUTHERN PACIFIC BANK

                                By:/s/MunYoung Kim
                                   Name:   MunYoung Kim
                                   Title:  Vice President

                                 STANFIELD CLO, LTD.

                                 By:  Stanfield Capital Partners LLC,
                                      as its Collateral Manager


                                 By:/s/Gregory L. Smith
                                    Name:   Gregory L. Smith
                                    Title:  Partner


                                  TRAVELERS CORPORATE LOAN FUND INC.

                                  By:  Travelers Asset Management
                                       International Company LLC


                                  By:/s/John W. Petchler
                                     Name:   John W. Petchler
                                     Title:  Second Vice President


                                 VAN KAMPEN PRIME RATE INCOME TRUST

                                 By:  Van Kampen Investment Advisory Corp.


                                 By:/s/Darwin D. Pierce
                                    Name:   Darwin D. Pierce
                                    Title:  Vice President

Acknowledged and Agreed to:

GPC CAPITAL CORP. II
GPC OPCO GP LLC
GPC CAPITAL CORP. I
GRAHAM PACKAGING POLAND, L.P.,
     By: GPC Sub GP LLC, its general partner
GRAHAM RECYCLING COMPANY,
     By: GPC Sub GP LLC, its general partner
GRAHAM PACKAGING FRANCE PARTNERS,
     By: GPC Sub GP LLC, its general partner
GRAHAM PACKAGING LATIN AMERICA, LLC
GPC SUB GP LLC


By:/s/John E. Hamilton
      Name:  John E. Hamilton
      Title:  Authorized Officer
      On Behalf of each of the above
      Subsidiary Guarantors

                                                                     EXHIBIT A

                                    FORM OF
                   FIRST AMENDMENT TO CAPITAL CALL AGREEMENT

          FIRST AMENDMENT TO CAPITAL CALL AGREEMENT (this "Amendment"), dated as of March 29, 2000, among BLACKSTONE CAPITAL PARTNERS III MERCHANT BANKING FUND L.P., a Delaware limited partnership ("Blackstone Capital Partners"), BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P., a Cayman Islands limited partnership ("Blackstone Offshore Partners" and, together with Blackstone Capital Partners, being collectively referred to herein as the "Fund"), BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P., a Delaware limited partnership ("Blackstone Family Partnership"), BMP/GRAHAM HOLDINGS CORPORATION, a Delaware corporation ("Investor LP"), GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership ("Holdings"), GRAHAM PACKAGING COMPANY, L.P., a Delaware limited partnership (the "Borrower"), BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent") for the benefit of the various lenders (the "Lenders") from time to time party to the Credit Agreement referred to below and BANKERS TRUST COMPANY, as collateral agent (the "Collateral Agent") for the benefit of the Secured Parties (as defined in the Security Agreement referred to in the Credit Agreement). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Capital Call Agreement referred to below.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Holdings, the Borrower, GPC Capital Corp. I (as co-borrower), the Lenders, Bank of America, N.A. (as successor to NationsBank, N.A.) (as documentation agent), Bankers Trust Company (as administrative agent, syndication agent and collateral agent) and Bankers Trust Company (as fronting bank) are parties to a Credit Agreement, dated as of February 2, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement");

          WHEREAS, pursuant to the Second Amendment to Credit Agreement, dated as of the date hereof (the "Second Amendment to Credit Agreement"), the Agents and the Required Lenders have agreed to certain amendments and waivers to the Credit Agreement in accordance with the terms thereof;

          WHEREAS, the signatories hereto are parties to a Capital Call Agreement, dated as of August 13, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Capital Call Agreement");

          WHEREAS, (i) prior to the date hereof, the Fund has formed Investor LP, (ii) Investor LP has, directly and/or through one or more wholly-owned subsidiaries, acquired limited and general partnership interests in Holdings and owns (directly and indirectly) approximately 85% of the issued and outstanding Equity Interests of Holdings and (iii) Holdings owns 100% of the issued and outstanding Equity Interests of the Borrower free and clear of any and all Liens (other than liens in favor of the Collateral Agent pursuant to the Pledge Agreement referred to in the Credit Agreement);

          WHEREAS, each of the Fund (and each of Blackstone Capital Partners and Blackstone Offshore Partners), Blackstone Family Partnership, Investor LP, Holdings and the Borrower will obtain benefits as a result of the Second Amendment to Credit Agreement and the amendments and waivers to the Credit Agreement thereunder;

          WHEREAS, it is a condition precedent to the entering into the Second Amendment to Credit Agreement and the amendments and waivers to the Credit Agreement thereunder that each of the Fund, Blackstone Family Partnership, Investor LP, Holdings and the Borrower shall have executed and delivered this Amendment; and

          WHEREAS, in order to induce the Lenders to approve the Second Amendment to Credit Agreement and the amendments and waivers to the Credit Agreement thereunder, each of the Fund, Blackstone Family Partnership, Investor LP, Holdings and the Borrower desires to execute and deliver this Amendment in order to satisfy the condition described in the immediately preceding recital;

          NOW, THEREFORE, it is agreed:

I.   Amendments to Capital Call Agreement.

          1. Section 1 of the Capital Call Agreement is hereby amended by deleting the definitions of "Capital Call Amount" and "Capital Call Event" appearing therein and inserting the following new definitions therein in the appropriate alphabetical order:

          "Capital Call Amounts" shall mean, collectively, the Category I Capital Call Amounts, the Category II Capital Call Amounts and the Category III Capital Call Amounts.

          "Capital Call Event" shall mean:

          (i)  the occurrence of an Event of Default pursuant to paragraph
(h) or (i) of Section 7.01 of the Credit Agreement (other than with respect to Insignificant Subsidiaries); or

          (ii) the Loans then outstanding under the Credit Agreement shall have been declared by the Administrative Agent to be due and payable in whole or in part pursuant to the last paragraph of Section 7.01 of the Credit Agreement; or

          (iii) the commencement of an involuntary proceeding or the filing of an involuntary petition in a court of competent jurisdiction seeking
(a) relief in respect of any of the Designated Capital Call Investors or Investor LP, or of a substantial part of the property or assets of such person under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any of the Designated Capital Call Investors or Investor LP or for a substantial part of the property or assets of such person or (c) the winding-up or liquidation of any of the Designated Capital Call Investors or Investor LP; and such proceeding or petition shall have continued undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

          (iv) any of the Designated Capital Call Investors or Investor LP shall have (a) voluntarily commenced any proceeding or filed any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (b) consented to the institution of, or failed to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in preceding clause (a), (c) applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such person or for a substantial part of its property or assets, (d) filed an answer admitting the material allegations of a petition filed against it in any such proceeding,
(e) made a general assignment for the benefit of creditors, (f) become unable, admitted in writing its inability or fail generally to pay its debts as they become due or (g) taken any action for the purpose of effecting any of the foregoing; or

          (v) (x) the Net Leverage Ratio with respect to the last day of the fiscal quarter of the Borrower ending closest to September 30, 2000 shall exceed 5.15:1.0 (which determination of Net Leverage Ratio shall be made in accordance with the Credit Agreement on the basis of (A) Total Net Debt as of such date and (B) EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date) or (y) the financial statements (and the accompanying certification) with respect to the Test Period ending closest to September 30, 2000 (together with the certification of an accounting firm or Financial Officer of the Borrower referred to below) shall have not been delivered on or prior to October 31, 2000 to the Administrative Agent pursuant to Section 5.04 of the Credit Agreement; it being expressly understood and agreed that for purposes of preceding clause (v)(x) in calculating the Net Leverage Ratio, Total Net Debt shall be reduced by the amount of any and all net cash proceeds received by Holdings from the issuance and sale of common equity of Holdings through one or more registered public offerings thereof so long as such net cash proceeds are actually received by Holdings after the last day of the fiscal quarter of the Borrower ending closest to September 30, 2000 and on or prior to October 31, 2000 and such net cash proceeds are in fact contributed by Holdings to the common equity of the Borrower on or prior to October 31, 2000 (all as certified by an accounting firm or Financial Officer of the Borrower on behalf of the Borrower); provided, however, that, in calculating the Net Leverage Ratio, in no event shall any effect be given to any exercise of Cure Rights pursuant to
Section 7.02 of the Credit Agreement (i.e., any increases to EBITDA pursuant to Section 7.02(a) of the Credit Agreement shall have no effect (and shall not increase EBITDA) in measuring the Net Leverage Ratio); or

          (vi) (x) the Net Leverage Ratio with respect to the last day of any Category III Capital Call Event Test Period shall exceed the applicable Maximum Permitted Net Leverage Ratio (which determination of Net Leverage Ratio shall be made in accordance with the Credit Agreement on the basis of
(A) Total Net Debt as of such date and (B) EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date) or (y) the financial statements (and the accompanying certification) with respect to any Category III Capital Call Event Test Period shall have not been delivered to the Administrative Agent on or prior to the date same are due pursuant to
Section 5.04 of the Credit Agreement; it being expressly understood and agreed that for purposes of preceding clause (vi)(x) in calculating the Net Leverage Ratio, in no event shall any effect be given to any exercise of Cure Rights pursuant to Section 7.02 of the Credit Agreement (i.e., any increases to EBITDA pursuant to Section 7.02(a) of the Credit Agreement shall have no effect (and shall not increase EBITDA) in measuring the Net Leverage Ratio).

          "Category I Capital Call Amount" shall mean, on any date of determination, with respect to any Category I Capital Call Event, an amount (reduced only by, without duplication, (x) Category I Capital Call Amounts theretofore actually paid and applied in accordance with the provisions of Sections 2 and 3 hereof and (y) any Special Capital Contribution Credit as then in effect) of cash equal to the sum of (I) $50,000,000 and (II) the Maximum Growth Capital Loan Amount as then in effect; provided that, at all times on and after the earliest to occur of (x) the occurrence of a Category II-A Capital Call Event and the payment and application of the Category II Capital Call Amount with respect thereto in accordance with the provisions of Sections 2 and 3 hereof, (y) the occurrence of a Category II-B Capital Call Event and the payment and application of the Category II Capital Call Amount with respect thereto in accordance with the provisions of Sections 2 and 3 hereof and (z) delivery to the Administrative Agent (prior to the occurrence of a Category II-B Capital Call Event) of the financial statements required by Section 5.04 of the Credit Agreement with respect to the fiscal quarter of the Borrower ending closest to September 30, 2000 (together with a certificate of an accounting firm or Financial Officer of the Borrower certifying as to (A) any and all net cash proceeds received by Holdings (which are, in turn, contributed by Holdings to the common equity of the Borrower) after the last day of such fiscal quarter and on or prior to October 31, 2000 from the issuance and sale of common equity of Holdings through one or more registered public offerings thereof and (B) calculations of the Net Leverage Ratio with respect to the last day of such fiscal quarter, which calculations shall be determined in accordance with the Credit Agreement on the basis of (i) Total Net Debt as of such date and (ii) EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date; provided that, for purposes of this definition, Total Net Debt shall be reduced by the amount of any and all net cash proceeds received by Holdings from the issuance and sale of common equity of Holdings through one or more registered public offerings thereof so long as such net cash proceeds are actually received by Holdings after the last day of the fiscal quarter of the Borrower ending closest to September 30, 2000 and on or prior to October 31, 2000 and such net cash proceeds are in fact contributed by Holdings to the common equity of the Borrower on or prior to October 31, 2000) and establishment by such financial statements and certificate that no Category II-A Capital Call Event has occurred, and in each case (as described in preceding clauses (x), (y) and (z)) so long as no Category I Capital Call Event shall have theretofore occurred, the Category I Capital Call Amount shall be equal to the Maximum Growth Capital Loan Amount as from time to time in effect (reduced only by, without duplication, (x) Category III Capital Call Amounts theretofore actually paid and applied in accordance with the provisions of Sections 2 and 3 hereof with respect to one or more previously occurring Category III-A Capital Call Events and/or Category III-B Capital Call Events and (y) any Special Capital Contribution Credit as then in effect). For avoidance of doubt, it is understood and agreed that except as expressly provided in the first sentence of this definition, the Category I Capital Call Amount shall not be subject to any reduction or diminution in whole or in part for any reason whatsoever (including without limitation on account of (x) receipt of any equity proceeds (through the public markets, the Designated Capital Call Investors or otherwise), (y) receipt of any Designated Capital Contributions and/or (z) contributions to capital to effect any exercise of Cure Rights pursuant to Section 7.02 of the Credit Agreement). Notwithstanding the foregoing to the contrary, on any date of determination, the Category I Capital Call Amount shall not at any time be less than $0.

          "Category I Capital Call Event" shall mean any Capital Call Event of the type described in any of clauses (i) through (iv), inclusive, of the definition thereof.

          "Category II Capital Call Amount" shall mean, on any date of determination, with respect to a Category II-A Capital Call Event or a Category II-B Capital Call Event, an amount (reduced only by, without duplication, (x) Category II Capital Call Amounts theretofore actually paid and applied in accordance with the provisions of Sections 2 and 3 hereof and
(y) any Special Capital Contribution Credit as then in effect) of cash equal to $50,000,000; provided that, in the case of a Category II-A Capital Call Event, the Category II Capital Call Amount with respect thereto shall mean an amount (reduced only by, without duplication, (x) Category II Capital Call Amounts theretofore actually paid and applied in accordance with the provisions of Sections 2 and 3 hereof and (y) any Special Capital Contribution Credit as then in effect) of cash equal to the lesser of (x) $50,000,000 and (y) that amount of dollars which is necessary to be subtracted from Total Net Debt to cause the Net Leverage Ratio with respect to the last day of the fiscal quarter of the Borrower ending closest to September 30, 2000 to be equal to or less than 5.15:1.0 (which determination of Net Leverage Ratio shall be made in accordance with the Credit Agreement on the basis of (A) Total Net Debt as of such date and (B) EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date); it being expressly understood and agreed that for purposes of calculating the Net Leverage Ratio pursuant to preceding clause (y), Total Net Debt shall first be reduced by the amount of any and all net cash proceeds received by Holdings from the issuance and sale of common equity of Holdings through one or more registered public offerings thereof so long as such net cash proceeds are actually received by Holdings after the last day of the fiscal quarter of the Borrower ending closest to September 30, 2000 and on or prior to October 31, 2000 and such net cash proceeds are in fact contributed by Holdings to the common equity of the Borrower on or prior to October 31, 2000 (all as certified by an accounting firm or Financial Officer of the Borrower on behalf of the Borrower); provided, however, that, in calculating the Net Leverage Ratio, in no event shall any effect be given to any exercise of Cure Rights pursuant to Section 7.02 of the Credit Agreement (i.e., any increases to EBITDA pursuant to Section 7.02(a) of the Credit Agreement shall have no effect (and shall not increase EBITDA) in measuring the Net Leverage Ratio). For avoidance of doubt, it is understood and agreed that except as expressly provided in the first sentence of this definition, the Category II Capital Call Amount shall not be subject to any reduction or diminution in whole or in part for any reason whatsoever (including without limitation on account of (x) receipt of any equity proceeds (through the public markets, the Designated Capital Call Investors or otherwise), (y) receipt of any Designated Capital Contributions and/or (z) contributions to capital to effect any exercise of Cure Rights pursuant to Section 7.02 of the Credit Agreement). Notwithstanding the foregoing to the contrary, on any date of determination, the Category II Capital Call Amount shall not at any time be less than $0.

          "Category II Capital Call Events" shall mean, collectively, the Category II-A Capital Call Event and the Category II-B Capital Call Event.

          "Category II-A Capital Call Event" shall mean any Capital Call Event of the type described in clause (v)(x) of the definition thereof.

          "Category II-B Capital Call Event" shall mean any Capital Call Event of the type described in clause (v)(y) of the definition thereof.

          "Category III Capital Call Amount" shall mean, on any date of determination, with respect to a Category III-A Capital Call Event or a Category III-B Capital Call Event, an amount (reduced only by, without duplication, (x) Category III Capital Call Amounts theretofore actually paid and applied in accordance with the provisions of Sections 2 and 3 hereof with respect to one or more previously occurring Category III-A Capital Call Events and/or Category III-B Capital Call Events and (y) any Special Capital Contribution Credit as then in effect) of cash equal to the Maximum Growth Capital Loan Amount as then in effect; provided that (A) in the case of a Category III-A Capital Call Event, the Category III Capital Call Amount with respect thereto shall mean an amount of cash equal to the least of (x) the Category III Capital Call Amount as then in effect (determined without regard to this proviso, i.e., as reduced only pursuant to the first parenthetical set forth in this definition), (y) $50,000,000 and (z) that amount of dollars which is necessary to be subtracted from Total Net Debt to cause the Net Leverage Ratio with respect to the last day of the respective Category III Capital Call Event Test Period to be equal to or less than the applicable Maximum Permitted Net Leverage Ratio (which determination of Net Leverage Ratio shall be made in accordance with the Credit Agreement on the basis of
(I) Total Net Debt as of such date and (II) EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date) and (B) in the case of a Category III-B Capital Call Event, the Category III Capital Call Amount with respect thereto shall mean an amount of cash equal to the lesser of (x) the Category III Capital Call Amount as then in effect (determined without regard to this proviso, i.e., as reduced only pursuant to the first parenthetical set forth in this definition) and (y) $50,000,000. For avoidance of doubt, it is understood and agreed that (i) in determining the Net Leverage Ratio as provided above, in no event shall any effect be given to any exercise of Cure Rights pursuant to Section 7.02 of the Credit Agreement (i.e., any increases to EBITDA pursuant to Section 7.02(a) of the Credit Agreement shall have no effect (and shall not increase EBITDA) in measuring the Net Leverage Ratio) and (ii) except as expressly provided in the first sentence of this definition, the Category III Capital Call Amount shall not be subject to any reduction or diminution in whole or in part for any reason whatsoever (including without limitation on account of (x) receipt of any equity proceeds (through the public markets, the Designated Capital Call Investors or otherwise), (y) receipt of any Designated Capital Contributions and/or (z) contributions to capital to effect any exercise of Cure Rights pursuant to Section 7.02 of the Credit Agreement). Notwithstanding the foregoing to the contrary, on any date of determination, the Category III Capital Call Amount shall not at any time be less than $0.

          "Category III Capital Call Event Test Period" shall mean each of the following: (i) the Test Period ending closest to June 30, 2001, (ii) the Test Period ending closest to September 30, 2001 and (iii) each of the two consecutive Test Periods occurring on or immediately after each date (but only if such date occurs after the last day of the Test Period ending closest to June 30, 2001) upon which one or more Growth Capital Revolving Loans are incurred under the Credit Agreement; provided that, in addition to the Test Periods referred to in any of preceding clauses (i), (ii) and (iii) of this definition, if, in the case of any Test Period referred to in any of preceding clauses (i), (ii) and (iii) of this definition, a Category III Capital Call Event shall have occurred in respect of such Test Period, then each Test Period occurring after such Test Period shall constitute a Category III Capital Call Event Test Period for all purposes under this Agreement until such time, if any, as when no Category III Capital Call Events shall have occurred with respect to two consecutive Test Periods occurring after such Test Period. For avoidance of doubt, it is understood and agreed that no Test Period ending prior to the Test Period ending closest to June 30, 2001 shall constitute a Category III Capital Call Event Test Period.

          "Category III Capital Call Events" shall mean, collectively, the Category III-A Capital Call Events and the Category III-B Capital Call Events.

          "Category III-A Capital Call Event" shall mean any Capital Call Event of the type described in clause (vi)(x) of the definition thereof.

          "Category III-B Capital Call Event" shall mean any Capital Call Event of the type described in clause (vi)(y) of the definition thereof.

          "Maximum Growth Capital Loan Amount" shall mean, as of any date, the highest aggregate principal amount of Growth Capital Revolving Loans at any time outstanding on or prior to such date; provided, that in no event shall the Maximum Growth Capital Loan Amount be less than $0 or in excess of $50,000,000.

          "Maximum Permitted Net Leverage Ratio" shall mean (i) with respect to any Test Period ending closest to June 30, 2001 or September 30, 2001, 4.75:1.0 and (ii) with respect to any Test Period ending closest to December 31, 2001 and thereafter, 4.50:1.0.

          "Special Capital Contribution Credit" shall mean, on any date, an amount equal to (x) the aggregate amount of Special Capital Contributions theretofore actually made and applied in accordance with the definition of "Special Capital Contributions" set forth in the Credit Agreement less (y) the aggregate amount of reductions on account of such Special Capital Contributions previously applied to reduce any Capital Call Amounts required to be paid and applied hereunder. Notwithstanding the foregoing to the contrary, on any date of determination, the Special Capital Contribution Credit shall not at any time be less than $0.

          2. Section 2 of the Capital Call Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 2:

"(a) Each of the Designated Capital Call Investors hereby severally and not jointly agrees on an absolute, irrevocable and unconditional basis that:

          (i) within 14 days after any occurrence of a Category I Capital Call Event (provided that if such Category I Capital Call Event shall occur after the last day of the fiscal quarter of the Borrower ending closest to September 30, 2001, then either (A) one or more Category III Capital Call Event Test Periods shall then be in effect or (B) one or more subsequent Category III Capital Call Event Test Periods (as determined at such time in accordance with the definition thereof set forth herein and without regard to the termination provisions of this Agreement) shall thereafter be required to occur), it will make a payment (in cash) directly to the Administrative Agent in an amount equal to its Capital Call Percentage of the Category I Capital Call Amount (determined as of the date of the occurrence of such Category I Capital Call Event) with respect to such Category I Capital Call Event;

          (ii) within 14 days after any occurrence of a Category II Capital Call Event, provided that no Category I Capital Call Event has occurred on or prior to the application of the Category II Capital Call Amount with respect to such Category II Capital Call Event, it will make a payment (in cash) directly to the Administrative Agent in an amount equal to its Capital Call Percentage of the Category II Capital Call Amount (determined as of the date of the occurrence of such Category II Capital Call Event) with respect to such Category II Capital Call Event; it being understood and agreed that, in the case of a Category II-A Capital Call Event, such 14-day period shall begin on the date on which financial statements (and as certified by an accounting firm or Financial Officer of the Borrower on behalf of the Borrower) in respect of the respective Test Period being tested are made available pursuant to Section 5.04 of the Credit Agreement; provided, however, in any event such Designated Capital Call Investor shall be required to make such payment in respect of a Category II-A Capital Call Event to the Administrative Agent on or prior to October 31, 2000 unless a road show with respect to one or more registered public offerings of common equity of Holdings shall have been completed on or after October 17, 2000 and prior to October 31, 2000, in which case such Designated Capital Call Investor shall be required to make such payment to the Administrative Agent on or prior to the later to occur of (x) October 31, 2000 and (y)

     14 days after the completion of such road show with respect to one or more registered public offerings of common equity of Holdings; and

          (iii) within 14 days after any occurrence of a Category III Capital Call Event, provided that no Category I Capital Call Event has occurred on or prior to the application of the Category III Capital Call Amount with respect to such Category III Capital Call Event, it will make a payment (in cash) directly to the Administrative Agent in an amount equal to its Capital Call Percentage of the Category III Capital Call Amount (determined as of the date of the occurrence of such Category III Capital Call Event) with respect to such Category III Capital Call Event; it being understood and agreed that, in the case of a Category III-A Capital Call Event, such 14-day period shall begin on the date on which financial statements (and as certified by an accounting firm or Financial Officer of the Borrower on behalf of the Borrower) in respect of the respective Test Period being tested are made available pursuant to Section 5.04 of the Credit Agreement.

          (b) To the extent the Designated Capital Call Investors are prohibited by operation of law from making Investments in Investor LP (which are contributed by Investor LP to the equity capital of Holdings which are further contributed by Holdings to the equity capital of the Borrower) as contemplated by Section 3(a) below due to any bankruptcy or similar proceeding relating to Investor LP or Holdings (or any of Holdings' Subsidiaries) or for any other reason whatsoever, then, at the election of the Administrative Agent (with the consent of the Required Lenders) (except that in the case of a bankruptcy or similar proceeding relating to Investor LP, Holdings or the Borrower, such election of the Administrative Agent (with the consent of the Required Lenders) shall automatically and immediately be deemed to have been made), the Designated Capital Call Investors' respective Investments shall instead be promptly made by means of the purchase by such Designated Capital Call Investors from each of the Lenders of a subordinated participation in such Lenders' outstanding Loans (including such Lenders' participations in outstanding Swingline Loans and Letters of Credit), pro rata among the Lenders based on their respective Proportionate Shares at such time, with such participations to be evidenced by a subordinated participation agreement in form and substance satisfactory to the Administrative Agent (it being expressly understood and agreed (and the subordinated participation agreement shall provide) that no payment or distribution of any kind or character, whether in cash, property, securities or otherwise, shall be made under any circumstances whatsoever with respect to any such subordinated participation until the date on which (i) all Commitments and Letters of Credit under the Credit Agreement shall have been terminated, (ii) all Obligations (except those evidenced by the subordinated participations purchased pursuant to this
     Section 2(b)) shall have been paid in full in cash in accordance with the requirements of the Credit Agreement (or the other Loan Documents) or the Interest Rate Protection Agreements, as the case may be, (iii) all Interest Rate Protection Agreements shall have been terminated and
     (iv) all Obligations (as defined in the Senior Subordinated Note Indenture and, for avoidance of doubt, including without limitation all obligations for principal, premium, interest, penalties, fees, indemnification, reimbursements, damages and other liabilities under the Senior Subordinated Note Indenture) on the Senior Subordinated Notes shall have been paid in full in cash (or such other payment provided for to the satisfaction of the holders of the Senior Subordinated Notes)). For avoidance of doubt, it is understood and agreed that, with respect to any obligations of the Designated Capital Call Investors to make payments to the Administrative Agent at any time pursuant to Section 2(a) above (the "Subject Obligations"), to the extent such payments required to be made by the Designated Capital Call Investors pursuant to
     Section 2(a) above on account of such Subject Obligations shall have been made by the Designated Capital Call Investors and applied (or deemed to be applied) in the manner described in the preceding provisions of this Section 2(b) (i.e., by means of purchase by the Designated Capital Call Investors from each of the Lenders of a subordinated participation in such Lenders' outstanding Loans (including such Lenders' participations in outstanding Swingline Loans and Letters of Credit) in the manner described, and under the circumstances set forth, in the preceding provisions of this Section 2(b)), no further payments on account of such Subject Obligations (unless and then to the extent the respective payments on account of such purchases of subordinated participations are for any reason whatsoever required to be returned or disgorged to Investor LP or the Designated Capital Call Investors) shall be required to be made by the Designated Capital Call Investors pursuant to Section 2(a) above and applied (or deemed to be applied) in the manner described in Section 3(a) hereof."

          3. Section 3(b) of the Capital Call Agreement is hereby amended by deleting clause (ii) thereof in its entirety and inserting in lieu thereof the following new clause (ii):

          "(ii) to the extent that payments are not required to be applied pursuant to preceding clause (i), the Administrative Agent shall, on behalf of the Borrower, promptly apply same directly to the repayment of Term Loans pursuant to Section 2.12(c) of the Credit Agreement (and in accordance with paragraphs (b) and (d) of Section 2.11 of the Credit Agreement); provided that if the Borrower shall have given the Administrative Agent notice that the payments are to be applied to prepay outstanding principal of Swingline Loans, Revolving Credit Borrowings and/or Growth Capital Borrowings, the amount to be applied pursuant to this clause (ii) to repay Term Loans as otherwise provided above shall be reduced by the amount to be so applied to such voluntary prepayments (in which event the Administrative Agent shall directly apply such funds to make the requested voluntary prepayments)."

          4. Section 17 of the Capital Call Agreement is hereby amended by deleting clause (a) thereof in its entirety and inserting in lieu thereof the following new clause (a):

     "(a) This Agreement and the security interests created hereby shall terminate and be of no further force and effect (except to the extent any party's obligations, if any, arising prior to such time hereunder have not theretofore been fulfilled) upon the earliest of:

          (i) the occurrence of a Category I Capital Call Event and the making of all of the required payments, if any, by each of the Designated Capital Call Investors as a result thereof (including, without limitation, any related interest under Section 20) to the Administrative Agent (including by means of purchase of subordinated participations from the Lenders pursuant to Section 2(b) above) (irrespective of whether any of the events and conditions described in clauses (v) and (vi) of the definition of "Capital Call Event" set forth herein shall subsequently occur or exist);

          (ii) the date on which the sum of (A) the aggregate Capital Call Amounts theretofore paid and applied (including by way of purchase and sale of subordinated participation interests) in accordance with Sections 2 and 3 hereof with respect to all Capital Call Events and (B) the aggregate amount of Special Capital Contributions theretofore actually made and applied in accordance with the definition of "Special Capital Contributions" set forth in the Credit Agreement, shall be equal to $100,000,000, so long as all related required payments of interest under Section 20 have theretofore been made;

          (iii) the first date after the last day of the fiscal quarter of the Borrower ending closest to June 30, 2001 on which (x) no default in the due performance on the part of any of the Designated Capital Call Investors of any payment obligation relating to any Category I Capital Call Events or Category II Capital Call Events (including any related interest under Section
20) shall exist and (y) at least $50,000,000 (as reduced by any Special Capital Contribution Credits which have not been applied to reduce any Category I Capital Call Amounts or Category II Capital Call Amounts) shall have been theretofore paid and applied (including by way of purchase and sale of subordinated participation interests) in accordance with Sections 2 and 3 hereof with respect to all Category III Capital Call Events, so long as all related required payments of interest under Section 20 have theretofore been made; and

          (iv) the date on which all Commitments and Letters of Credit under the Credit Agreement shall have been terminated, all Obligations shall have been repaid in full in cash in accordance with the requirements of the Credit Agreement (or the other Loan Documents) or the Interest Rate Protection Agreements, as the case may be, and all Interest Rate Protection Agreements shall have been terminated."

          5. Section 20 of the Capital Call Agreement is hereby amended by inserting, immediately at the end of the first sentence thereof, the following new proviso: "; provided that, notwithstanding the foregoing to the contrary, if any of the Designated Capital Call Investors, Investor LP, Holdings or the Borrower shall default in the payment of any Category I Capital Call Amount or Category III Capital Call Amount, such person shall on demand from time to time pay interest, to the extent permitted by law, directly to the Administrative Agent on such defaulted amount (except that with respect to any such default in the payment of any Category I Capital Call Amount, (A) interest thereon shall be determined pursuant to this proviso only in respect of that amount which is the lesser of (i) such Category I Capital Call Amount and (ii) the Maximum Growth Capital Amount (as in effect at the time of the calculation of such Category I Capital Call Amount in accordance with the terms hereof) and (B) interest thereon shall be determined pursuant to the provisions of this Section 20 without regard to this proviso in respect of that amount, if any, by which such Category I Capital Call Amount shall exceed the amount with respect to which interest thereon is determined pursuant to preceding clause (A) of this proviso) for the period beginning on the date of such default up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the greater of (x) 2% per annum in excess of the rate applicable to Growth Capital Revolving Loans maintained as ABR Loans (assuming same are outstanding under the Credit Agreement) from time to time and (y) the rate which is 2% in excess of the rate then borne by such Loans (assuming same are outstanding under the Credit Agreement)."

II.  Miscellaneous.

          1. The parties hereto acknowledge and agree that, as a result of the modifications to the Capital Call Agreement made pursuant to this Amendment, the aggregate amounts the Designated Capital Call Investors could be obligated (under certain circumstances) to pay pursuant to this Agreement has been increased to $100,000,000.

          2. Without limiting the provisions of Section 8 of the Capital Call Agreement, each of the parties hereto acknowledges and agrees that the Credit Agreement may be amended, modified or changed or any conditions to the incurrence of one or more Growth Capital Revolving Loans thereunder waived (in each case without requiring any notice to or consent from any party to this Capital Call Agreement), even if the effect thereof is to increase the obligations of the Designated Capital Call Investors pursuant to the Capital Call Agreement as a result of an increase to the Capital Call Amount in accordance with the definition thereof contained in the Capital Call Agreement or the addition of one or more Category III Capital Call Event Test Periods as a result thereof.

          3. In order to induce the Lenders to enter into the Second Amendment to Credit Agreement, each of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower hereby represents, warrants and confirms to each of the Lenders and agrees that (i) all representations and warranties contained in Section 10 of the Capital Call Agreement are true and correct in all material respects on and as of the date hereof and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), (ii) there exists no Capital Call Event on the date hereof after giving effect to this Amendment and (iii) promptly following any request from the Administrative Agent (and in any event within 60 days after receiving any such request), it shall take such action or actions as may be reasonably requested by the Administrative Agent to protect and preserve any security interests created, or intended to be created, pursuant to the Capital Call Agreement.

          4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Capital Call Agreement or any related document.

          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with each Designated Capital Call Investor, Investor LP, Holdings, the Borrower, the Collateral Agent and the Administrative Agent.

          6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          7. This Amendment shall become effective on the first date occurring on or after the Second Amendment Effective Date (as defined in the Second Amendment to Credit Agreement) upon which each of the Designated Capital Call Investors, Investor LP, Holdings the Borrower, the Collateral Agent and the Administrative Agent shall have signed a counterpart of this Amendment (whether the same or different counterparts) and shall have delivered (including by usage of facsimile transmission) same to the

Administrative Agent at its office located at 130 Liberty Street, New York, New York.

          8. From and after the effective date hereof (as determined pursuant to preceding Section 7), all references in the Capital Call Agreement and each of the Loan Documents to the Capital Call Agreement shall be deemed to be references to the Capital Call Agreement as amended hereby.

                                  *    *    *

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                   GRAHAM PACKAGING HOLDINGS
                                   COMPANY

                                   By:  BCP/Graham Holdings L.L.C.,
                                        its general partner


                                   By:____________________________________
                                      Name:
                                      Title:


                                   GRAHAM PACKAGING COMPANY, L.P.

                                   By:  GPC Opco GP LLC, its general partner


                                   By:___________________________________
                                      Name:
                                      Title:


                                 BLACKSTONE CAPITAL PARTNERS III
                                 MERCHANT BANKING FUND L.P.

                                 By:  Blackstone Management
                                      Associates III LLC, its general partner


                                 By:____________________________________
                                    Name:
                                    Title:


                                BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P.

                                By:  Blackstone Services (Cayman) III LDC,
                                     its general partner


                                By:_____________________________________
                                   Name:
                                   Title:


                                By:  Blackstone Management Associates
                                     III LLC, its general partner


                                By:_____________________________________
                                   Name:
                                   Title:


                                 BLACKSTONE FAMILY INVESTMENT
                                 PARTNERSHIP III L.P.


                                 By:  Blackstone Management Associates
                                      III LLC, its general partner


                                 By:_____________________________________
                                    Name:
                                    Title:

                                  BMP/GRAHAM HOLDINGS CORPORATION


                                  By:_____________________________________
                                     Name:
                                     Title:

Accepted and Agreed to:

BANKERS TRUST COMPANY,
as Collateral Agent and
as Administrative Agent


By:_____________________________
   Name:
   Title: